Supplement dated 3-22-11 to the current Statement of Additional Information
The following subsection entitled “Natural Disasters and Adverse Weather Conditions” is added to the “Risk Factors” section of the Statement of Additional Information.
Natural Disasters and Adverse Weather Conditions
Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative affect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.